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                                                                   Exhibit 10.24

                            SIXTH AMENDMENT TO LEASE

      This SIXTH AMENDMENT TO LEASE (this "Sixth Amendment") is executed by and between David E. Clem and David M. Roby, Trustees of Fort Washington Realty Trust under Declaration of Trust dated June 19, 1995 and recorded with the Middlesex County (South District) Registry of Deeds (the "Registry") in Book 25422, Page 360 and filed with the Middlesex South Registry District of the Land Court (the "Registry District") as Document No. 976230 (the "Landlord") and Vertex Pharmaceuticals Incorporated (the "Tenant").

      Reference is hereby made to that certain lease dated March 3, 1995, by and between Landlord's predecessor, Fort Washington Limited Partnership, and Tenant with respect to a portion of the property (the "Premises") located at 40 Erie Street, Cambridge, Massachusetts (the "Building"), as more particularly described in the lease, as amended by a First Amendment to Lease (the "First Amendment"), a Second Amendment to Lease (the "Second Amendment"), a Third Amendment to Lease (the "Third Amendment"), a Fourth Amendment to Lease (the "Fourth Amendment"), and a Fifth Amendment to Lease ("Fifth Amendment"). The lease, First Amendment, Second Amendment, Third Amendment Fourth Amendment and Fifth Amendment are herein collectively referred to as the "Lease".

      WHEREAS, Landlord and Tenant desire to amend and modify the terms of the Lease and to ratify and confirm the terms of the Lease, as more particularly set forth below.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

      1. Each capitalized term which is used but not defined herein shall have the respective meaning ascribed thereto in the Lease.

      2. Anything in the Lease to the contrary not withstanding, Tenant hereby exercises the first Option to Extend pursuant to Section 10.12 of the Lease for the Phase I Space and the Phase III Space (as such terms are defined in the First Amendment), consisting of an aggregate of 59,322 rentable square feet. Accordingly, the first Extension Period for the Phase I Space and Phase III Space shall commence January 1, 2006 and shall expire December 31, 2010, subject to the one remaining Option to Extend for a period of five (5) years in accordance with Section 10.12 of the Lease.

      3. Anything in the Lease to the contrary notwithstanding, during the first Extension Period, the Annual Fixed Rent Rate for the Phase I Space and the Phase III Space shall be $35.00 per rentable square foot. Accordingly, commencing January 1, 2006, Tenant shall pay to Landlord $2,076,270.00 per annum, in the aggregate as fixed rent for the Phase I Space and the Phase III Space, payable in advance in equal monthly installments of $173,022.50 on the first day of each month during the first Extension Period and on the first day of each month thereafter during the first Extension Period, together with Additional Rent for the Phase I Space and the Phase III Space and all rent, howsoever denominated, payable by Tenant with respect to the Additional Premises, in each case as required by the Lease.

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4. The Lease, as amended hereby, is hereby ratified and confirmed in all respects.

Executed under seal as of the 6th day of April, 2005.

                                         LANDLORD:

                                         FORT WASHINGTON REALTY TRUST

                                         /s/ David E. Clem, Trustee
                                         ---------------------------------------
                                         David E. Clem, Trustee
                                         and not individually

                                         /s/ David M. Roby, Trustee
                                         ---------------------------------------
                                         David M. Roby, Trustee
                                         and not individually

                                         TENANT:

                                         VERTEX PHARMACEUTICALS
                                         INCORPORATED

                                         By: /s/ [ILEGIBLE]
                                             -----------------------------------
                                         Name:
                                         Title:

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